Employee benefits	12 Months Ended
Dec. 31, 2019
Disclosure of employee benefits [Abstract]
Employee benefits
Employee benefits

17.1    Summary of employee benefits liabilities

	As of December 31,
(In $ million)	2019	2018
Salaries and wages accrued	133	122
Provision for annual leave	31	33
Provision for other employee benefits	56	52
Provision for exit from multi-employer pension plans	65	64
Defined benefit obligations:
Pension benefits	695	854
Post-employment medical benefits	102	94
Total employee benefits liabilities	1,082	1,219
Current	187	178
Non-current	895	1,041
Total employee benefits liabilities	1,082	1,219

17.2    Pension benefits

The Group makes contributions to defined benefit pension plans which define the level of pension benefit an employee will receive on retirement. The Group operates defined benefit pension plans in countries including Canada, France, Korea, Taiwan, Mexico and the United States. The majority of the Group’s net pension plan liabilities are in the United States and subject to governmental regulations relating to the funding of retirement plans. The Group generally funds its retirement plans equal to the annual minimum funding requirements specified by government regulations covering each plan. Deterioration in the value of plan assets, including equity and debt securities, resulting from a general financial downturn or otherwise, or a change in the interest rate used to discount the projected benefit obligations, could cause an increase in the underfunded status of the Group’s defined benefit pension plans, thereby increasing the Group’s obligation to make contributions to the plans, which in turn would reduce the cash available for the Group’s business. The Group has generally provided aggregated disclosures in respect of these plans on the basis that these plans are not exposed to materially different risks.

The Group’s largest pension plan is the Reynolds Group Pension Plan (formerly the Pactiv Retirement Plan), of which Pactiv became the sponsor at the time of the Pactiv spin-off from Tenneco Inc. in 1999. The plan was assumed as part of the Pactiv acquisition in 2010. This plan primarily covers certain of Pactiv Foodservice's employees as well as employees (or their beneficiaries) of certain companies previously owned by Tenneco Inc. but not currently owned by the Group. As a result, while persons who are not current Pactiv Foodservice employees do not accrue benefits under the plan, the total number of individuals/beneficiaries covered by this plan is much larger than if only Pactiv Foodservice personnel were participants. The Reynolds Group Pension Plan comprises 99% (2018: 97%) of the Group’s present value of pension plan obligations. For this reason, the impact of this pension plan on the Group’s net income and cash from operations is greater than the impact typically found at similarly sized companies. Changes in the following factors can have a disproportionate effect on the Group’s results of operations and statement of financial position compared with similarly sized companies: (i) interest rate used to discount projected benefit obligations and to calculate the net interest on the net defined benefit liability (asset), (ii) governmental regulations relating to funding of retirement plans in the United States, (iii) financial market performance and (iv) revisions to mortality tables as a result of changes in life expectancy. Therefore, certain information applicable to the Reynolds Group Pension Plan has been separately disclosed. As of December 31, 2019, the Reynolds Group Pension Plan was underfunded by $654 million.

Future contributions to the Group’s pension plans, including the Reynolds Group Pension Plan, could reduce the cash otherwise available to operate the Group’s business and could have an adverse effect on the Group’s results of operations. The Group expects to make a $121 million contribution to the Reynolds Group Pension Plan in 2020. Expected contributions during the year ending December 31, 2020 for all other defined benefit plans are estimated to be up to $5 million. Future contributions will be dependent on future plan asset returns and interest rates and are highly sensitive to changes.

The various defined benefit plans are governed in accordance with the relevant local legislation. Typically each plan has a separate governance committee which is responsible for managing the plan. In certain jurisdictions membership of the governance committee includes plan representatives. The Group has sole responsibility for the administration of the Reynolds Group Pension Plan.

Movement in defined benefit pension obligations

	Defined benefit obligation		Fair value of plan assets		Net defined benefit liability (asset)
(In $ million)	2019	2018	2019	2018	2019	2018
Balance as of January 1	4,363	4,830	(3,509)	(3,990)	854	840
Included in profit or loss:
Current service cost	8	9	—	—	8	9
Interest cost (income)	173	168	(138)	(139)	35	29
Administrative expenses	—	—	44	33	44	33
Settlement (gain)	(14)	—	—	—	(14)	—
Total expense (income) recognized in profit or loss	167	177	(94)	(106)	73	71
Remeasurement (gains) losses:
Actuarial (gains) losses arising from:
Demographic assumptions	(50)	(1)	—	—	(50)	(1)
Financial assumptions	521	(302)	—	—	521	(302)
Return on plan assets, excluding interest income	—	—	(695)	283	(695)	283
Total remeasurement (gains) losses	471	(303)	(695)	283	(224)	(20)
Other movements:
Contributions by the Group	—	—	(6)	(25)	(6)	(25)
Benefits paid by the plans	(494)	(299)	494	299	—	—
Business disposals / Plans assumed	16	(42)	(19)	29	(3)	(13)
Effect of movements in exchange rates	2	—	(1)	1	1	1
Total other movements	(476)	(341)	468	304	(8)	(37)
Balance as of December 31	4,525	4,363	(3,830)	(3,509)	695	854

Comprised of:
Reynolds Group Pension Plan	4,470	4,234	(3,816)	(3,439)	654	795
Other plans	55	129	(14)	(70)	41	59
Balance as of December 31	4,525	4,363	(3,830)	(3,509)	695	854

Comprised of:
Funded plans					655	814
Unfunded plans					40	40
Total net pension benefits liability					695	854

The Group's pension plans had a weighted average duration of 10 years (2018: 10 years).

For the year ended December 31, 2017, the Group recognized remeasurement gains of $174 million directly in other comprehensive income. The gains were comprised of $10 million of gains from changes in demographic assumptions, $265 million of losses from changes in financial assumptions and $429 million from gains on plan assets, excluding interest.

Expense recognized in the statements of comprehensive income

The expense is recognized in the following components in the statements of comprehensive income:

	For the year ended December 31,
(In $ million)	2019	2018	2017
Cost of sales	11	12	13
General and administration expenses	61	58	61
Total plan net expense from continuing operations	72	70	74
Discontinued operations	1	1	1
Total plan net expense	73	71	75

The Group presents pension (income) expense in personnel costs, which are reported in cost of sales and general and administration expenses.

The plan net expense for the year ended December 31, 2017 was comprised of current service cost of $9 million, administrative expense of $35 million and interest expense of $198 million, partially offset by interest income of $160 million and $7 million of settlement gains.

During the year ended December 31, 2019, the plan net expense of the Reynolds Group Pension Plan was $70 million (2018: $62 million; 2017: $72 million).

In October and November 2019, the Group settled retirement benefits with certain vested members of the Reynolds Group Pension Plan through a voluntary lump-sum buyout of their benefits, resulting in the payment of $197 million to those who elected to receive the buyout and a settlement gain of $14 million which is included in the pension plan expense for 2019.

In September 2017, the Group recorded a $5 million pension settlement charge in general and administration expenses in connection with the purchase of a group annuity contract from an insurance company to settle $308 million of the outstanding pension benefit obligations under the Reynolds Group Pension Plan. The insurance company assumed the obligation to pay future pension benefits and provide administrative services for approximately 13,600 retirees and surviving beneficiaries who are currently receiving payments from this plan. The purchase was funded directly by plan assets.

In October and November 2017, certain other defined benefit plans sponsored by Pactiv LLC (which are now included in the Reynolds Group Pension Plan) settled retirement benefits with certain vested members through a voluntary lump-sum buyout of their benefits, resulting in the payment of $60 million to those who elected to receive the buyout and a settlement gain of $12 million which is included in the pension plan expense for 2017.

Plan assets

Plan assets consist of the following:

	As of December 31,
(In $ million)	2019	2018
Equity instruments	2,422	2,149
Debt instruments	866	658
Property	439	429
Other	103	273
Total plan assets	3,830	3,509

Approximately 99% of total plan assets are held by the Reynolds Group Pension Plan. This plan's total assets include the following exposures: (i) $2,417 million of exposure to equity markets, which includes exposure to $2,348 million of U.S. equities held through a combination of listed equities and equity index funds, and exposure to approximately $69 million of non-U.S. equities held through listed equities and unlisted index funds; (ii) $860 million of exposure to debt instruments, which include investments in corporate bonds and high yield bonds both directly and through exchange traded funds; and (iii) $439 million of exposure to property held through unlisted commingled funds. Other plan assets consist principally of cash and cash equivalents.

In addition to the above plan assets, the Group is required to hold assets as collateral against certain unfunded defined benefit obligations assumed as part of the Pactiv acquisition. As of December 31, 2019 and 2018, $24 million and $26 million in cash, respectively, included in other non-current assets in the statements of financial position, was held as collateral against these obligations.

Actuarial assumptions — all plans

	For the year ended December 31,
	2019	2018	2017
Discount rates at December 31	0.8% - 7.4%	0.5% - 9.6%	0.6% - 8.0%
Future salary increases	0.0% - 5.5%	0.0% - 6.2%	0.0% - 7.0%
Future pension increases	0.0%	0.0% - 1.8%	0.0% - 3.7%

The discount rate for the Reynolds Group Pension Plan for the years ended December 31, 2019 and 2018 was 3.2% and 4.3%, respectively. The Reynolds Group Pension Plan future salary increases assumption is 3%. The Reynolds Group Pension Plan does not provide for future pension increases, so a future pension increase assumption has no effect on the retirement benefit obligation of that plan. The principal mortality rates assumed are the published mortality rates within the Pri-2012 aggregate table with projection scale MP-2019 for 2019 and the RP-2014 aggregate table and projection scale MP-2018 for 2018.

Sensitivity analysis

The assumed discount rate is an assumption that changes annually, and has an effect on the amounts of the defined benefit obligation. A one-half percentage point change in assumed discount rates would have the following effects:

(In $ million)	Increase in rates	Decrease in rates
Increase (decrease) in the net plan expense	(6)	4
Increase (decrease) in the defined benefit obligation	(221)	242

The mortality tables used for the mortality assumption included projections of improved life expectancy. These tables are only changed infrequently; however, when they change they can have a significant impact on the plan liability. The mortality table change in 2019 decreased the benefit obligation of the Reynolds Group Pension Plan by $50 million. The Group does not expect changes to the mortality tables similar to those adopted in 2019 to occur in the next several years.

17.3    Post-employment medical benefits

The Group operates unfunded post-employment medical benefit plans mainly in the United States. The liability for the post-employment medical benefits has been assessed using the same assumptions as for the pension benefits, together with the assumption of a weighted average healthcare cost trend rate of 7.2% for the year ended December 31, 2019, 8.2% for the year ended December 31, 2018 and 7.2% for the year ended December 31, 2017.

The main actuarial assumption is the published mortality rates within the Pri-2012 aggregate table with projection scale MP-2019 for 2019 and RP-2014 aggregate table with projection scale MP-2018 for 2018.

The Group expects to contribute $6 million to the post-employment medical benefit plans during the annual period ending December 31, 2020.

Movement in the post-employment medical obligations

	For the year ended December 31,
(In $ million)	2019	2018
Liability for post-employment medical obligations as of the beginning of the year	94	106
Included in profit or loss:
Current service cost	1	1
Interest cost	4	4
Past service cost	1	—
Total expense recognized in profit or loss	6	5
Remeasurement (gains) losses:
Actuarial (gains) losses from changes in demographic assumptions	(5)	(4)
Actuarial (gains) losses from changes in financial assumptions	13	(7)
Total remeasurement (gains) losses	8	(11)
Other movements:
Benefits paid by the plans	(6)	(6)
Total other movements	(6)	(6)
Liability for post-employment medical obligations as of the end of the year	102	94

For the year ended December 31, 2017, the Group recognized benefit plan expense of $5 million related to post-employment medical obligations. The benefit plan expense was comprised of $1 million of current service cost and $4 million of interest cost.

For the year ended December 31, 2017, the Group recognized a remeasurement loss of $2 million directly in other comprehensive income. The loss was comprised of an $8 million loss from changes in financial assumptions net of a $6 million gain from changes in demographic assumptions.

Assumed health care cost trend rates have a significant effect on the amounts recognized in the statement of comprehensive income. A one percentage point change in assumed health care cost trend rates would have the following effects:

(In $ million)	Increase in rates	Decrease in rates
Increase (decrease) in the net plan expense	—	—
Increase (decrease) in the post-employment medical obligations	(2)	(2)

Discount rates have a significant effect on the amounts recognized in the statement of comprehensive income. A one-half percentage point change in discount rates would have the following effects:

(In $ million)	Increase in rates	Decrease in rates
Increase (decrease) in the net plan expense	—	—
Increase (decrease) in the post-employment medical obligations	(5)	6

17.4    Defined contribution plans

The Group sponsors various defined contribution plans. During the year ended December 31, 2019, the Group recorded expense of $67 million (2018: $61 million; 2017: $61 million) in relation to contributions to these plans in continuing operations in the statement of comprehensive income.

17.5    Multi-employer plans - withdrawal liabilities

As of December 31, 2019, the Group has recognized a liability of $65 million ($64 million as of December 31, 2018) in respect of its future obligations arising from the withdrawal of multi-employer pension plans. The Group expects to make payments of approximately $4 million annually over the next 16 years in respect of these obligations.